UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Registrant’s telephone number, including area code	March 26 , 2007

BITECH PHARMA, INC
(Exact name of registrant as specified in its charter)

DELAWARE	000-51684	75-2835075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Cadillac Ave., #F7 Costa Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	714-825-0680

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors

On March 26, 2007, BiTech Pharma, Inc. (the “Company”) received Ms. Jie Xue’s resignation as the director of the Company. On March 26, 2007, Mr. Hongping Lang was appointed as a director of the Company to fill the vacancy created by the resignation of Ms. Jie Xue.

Mr. Hongping Lang, age 41, has been serving as Chief Executive Officer and President of the Company since December 20, 2006. He has been serving as Vice Manager of Guizhou YiBai Pharmaceutical Co., Ltd. since 1998. Mr. Hongping Lang received an M.B.A. from Sino-Europe International Business School in 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 26 , 2007

BiTech Pharma, Inc.
a Delaware corporation

By: /s/ Hongping Lang
Hongping Lang
Chief Executive Officer and President